THIS NOTE WAS ORIGINALLY ISSUED ON APRIL 17, 1998. THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE TRANSFER OF THIS
NOTE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN THE ASSET PURCHASE AGREEMENT DATED APRIL 17, 1998 TO WHICH THE ORIGINAL HOLDER OF THIS NOTE IS A PARTY. THE ISSUER OF THIS NOTE WILL FURNISH A COPY OF THESE PROVISIONS TO THE HOLDER HEREOF WITHOUT CHARGE UPON WRITTEN REQUEST.

                        GENESIS DIRECT THIRTY-FOUR, LLC
                                Promissory Note

                                                            New York, New York
                                                                April 17, 1998

                  Genesis Direct Thirty-Four, LLC, a Delaware limited liability company ("Company"), for value received, promises to pay, subject to the terms and conditions of this Note, to BIOBOTTOMS, INC., a California corporation (the "holder"), the principal sum of ONE MILLION ONE HUNDRED SEVENTY THOUSAND DOLLARS ($1,170,000) with interest on the outstanding unpaid principal amount hereof from the date hereof until the Maturity Date at the annual rate of seven percent (7.00%) payable only in the event that any unpaid principal is due and payable on the first anniversary of the date hereof as set forth in Section 1.1 hereof, provided, however, that the principal amount of this Note is subject to reduction as provided below. All interest payment calculations required hereunder shall be computed on the basis of the actual number of days elapsed over a year comprised of 365 days.

                  This Note is issued by Company pursuant to the Asset Purchase Agreement, dated as of April 17, 1999, among Company, the holder and Diplomat Corporation, a Delaware corporation ("Stockholder") (the "Asset Purchase Agreement"), pursuant to which Company is acquiring substantially all of the assets of the holder. All capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Asset Purchase Agreement.

                  1.       Payments

                           1.1.     Principal and any accrued but unpaid
interest shall be due and payable as follows:

                                    (a)     on the earlier of (1) the 90th day
                                            following the closing of the
                                            initial public offering of any
                                            equity or debt securities of
                                            Genesis Direct, Inc., a Delaware
                                            corporation ("Parent") or any
                                            Affiliate thereof (or the 60th day
                                            following the closing of such
                                            initial public offering if such
                                            closing occurs after May 30,

                                            1998), or (ii) the first
                                            anniversary of the date hereof. an
                                            amount equal to Six Hundred
                                            Seventy Thousand Dollars

                                            ($670,000), subject to reduction as
                                            provided in Section 2(f)(iii) of
                                            the Asset Purchase Agreement;

                                    (b)     on the later of (i) the date 15
                                            months from the date hereof and
                                            (ii) the date on which there are
                                            no outstanding claims for
                                            indemnification under Section 5
                                            of the Asset Purchase Agreement
                                            (the "Maturity Date"), an amount
                                            equal to the unpaid principal and
                                            any accrued but unpaid interest
                                            hereunder, subject to reduction
                                            as provided in Section hereof,
                                            provided, however, that the
                                            excess, if any, of (i) the unpaid
                                            principal and any accrued but
                                            unpaid interest over (ii) any
                                            outstanding claims for
                                            indemnification under Section 5
                                            of the Asset Purchase Agreement
                                            shall be due and payable on the
                                            date 15 months from the date
                                            hereof.

                           1.2.     Payments of principal and accrued interest
of this Note shall be made to the holder at 25 Kay Fries Drive, Stoney Point, New York 10980, or such other place or places within the United States as may be specified by the holder of this Note in a written notice to Company at least 10 business days before a given payment date.

                           1.3.     Payments of principal and accrued interest
of this Note shall be made in lawful money of the United States of America by mailing Company's good check in the proper amount to such holder at least three days prior to the due date of such payment or otherwise transferring funds so as to be received by such holder on the due date of such payment.

                           1.4.     If any payment on this Note becomes due
and payable on a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close, the maturity thereof shall be extended to the next succeeding business day, and no interest on the principal amount shall be payable during such extension.


                           1.5.     In no event shall the amount of interest
due or payable hereunder exceed the maximum rate of interest allowable by applicable law, and in the event any such payment is inadvertently paid by Company, or inadvertently received by the holder, then such excess shall be credited as a payment of principal. It is the express intent hereof that Company not pay, and the holder not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be legally paid by Company under applicable law.

                  2.       Cancellation of Note.

                           Upon payment in full in accordance with Section I
hereof (and/or set-off (as provided in Section 3 hereof)) of all outstanding obligations under this Note, Company's obligations in respect of payment of this Note shall terminate and the holder shall surrender this Note to Company.

                  3.       Set-off and Recoupment Rights.

                           Company, by its execution of this Note, and holder
by its acceptance of this Note, covenants and agrees that Company shall, in the event a Buyer Indemnified Party suffers any Adverse Consequences required to be paid by the holder or Stockholder pursuant to the Asset Purchase Agreement, set-off against its obligations under Section 1.1 (b) of this Note and recoup the amounts of any Adverse Consequences, as required pursuant to
Section 5(f) of the Asset Purchase Agreement. Company will give to the holder of this Note written notice of such election, which includes the amount to be set-off, and the amount of obligations under this Note shall automatically be reduced by the amount set forth in such notice as fully as if such amount had been paid to the holder by Company; provided, however, that any disputed set-off amount shall be placed in an escrow account to be established pursuant to the terms of an escrow agreement in the form of Exhibit A hereto (the "Escrow Agreement") pending, "final determination" by a court of competent jurisdiction as to whether Company is entitled to indemnification under the Asset Purchase Agreement with respect to the disputed set-off amount. For purposes of this Section 3, a determination shall be "final" if any and all appeals therefrom shall have been resolved or if thirty (30) days shall have passed from the rendering of such determination (or of any determination on appeal therefrom) and no party shall have duty commenced an appeal therefrom.

                  4.       Events of Default.

                           4.1      In the event that:

                                    (a)     Company defaults for more than
                                            fifteen (I 5) Business Days after
                                            receipt of written notice of

                                            failure to make any payment of
                                            principal or interest required to
                                            be made on this Note, or

                                    (b)     Company: (i) commences any case,
                                            proceeding or other action (x)
                                            under any existing or future law
                                            of any Jurisdiction. domestic or
                                            foreign, relating to bankruptcy,
                                            insolvency, reorganization or
                                            relief of debtors, seeking to
                                            have an order for relief entered
                                            with respect to it, or seeking to
                                            adjudicate it a bankrupt or
                                            insolvent, or seeking
                                            reorganization. arrangement,
                                            composition or other relief with
                                            respect to it or its debts or (y)
                                            seeking appointment of a
                                            receiver, trustee, custodian or
                                            other similar official for it or
                                            for all or any substantial part
                                            of its assets, or shall make a
                                            general assignment for the
                                            benefit of its creditor; or (ii)
                                            is the debtor named in any other
                                            case, proceeding or other action
                                            of a nature referred to in clause
                                            (1) above which (x) results in
                                            the entry of an order for relief
                                            or any such adjudication or
                                            appointment or (y) remains
                                            undismissed. undischarged or
                                            unbonded for a period of sixty
                                            (60) days; or (iii) takes any
                                            action in furtherance of. or
                                            indicating its consent to,
                                            approval of, or acquiescence in,
                                            any of the facts set forth in
                                            clause (i) or (ii) above; or (iv)
                                            shall generally not, or shall be
                                            unable to, or shall admit in
                                            writing its inability to, pay its
                                            debts as they become due;

then, and in any such event (an "Event of Default"), and at any time thereafter, if such Invent of Default shall then be continuing, any holder of this Note may, by written notice to Company. declare this Note due and payable, whereupon this Note shall be due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived. It is hereby expressly agreed that should any Event of Default exist and be continuing then, in such event, simple interest shall accrue on the outstanding principal balance of this Note from the date of any Event of Default at the rate of ten percent (10.0%) percent per annum.

                  5.       Investment Representation.

                           Each holder of this Note hereby acknowledges that
this Note has not been and will not be registered (i) under the Securities Act of 1933, as amended (the "Act"), on the ground that the issuance of this Note is exempt from registration under Section 4(2) of the Act as not involving, any public offering or (ii) under any applicable state securities law on the ground that the issuance of this Note does not involve any public offering; and that Company's reliance on the Section 4(2) exemption of the Act and on applicable state securities laws is predicated in part on the representations hereby made to Company by the holder that it is acquiring the Note for investment for its own or Stockholder's account, with no intention of dividing its participation with others or otherwise distributing the same, subject, nevertheless, to any requirements of law that the disposition of its property shall at all times be within its control.

                  6.       Miscellaneous.

                           6.1      Upon receipt of evidence reasonably
satisfactory to Company of the loss. theft, destruction or mutilation of this Note and of a letter of indemnity reasonably satisfactory to Company, and upon reimbursement to Company of all reasonable expenses incident thereto. and upon surrender or cancellation of the Note, if mutilated, Company will make and deliver a new Note of like tenor in lieu of such lost, stolen, destroyed or mutilated Note.

                           6.2      In the event that one of the Events of
Default specified in Section 4 hereof has occurred and is continuing, the holder of this Note shall be reimbursed by Company for the payment of its reasonable attorneys' fees relating to the enforcement of any of the provisions of this Note.

                           6.3      This Note and the rights and obligations
of Company and any holder hereunder shall be construed in accordance with and be governed by the internal laws of the State of New York and shall be subject to the arbitration provisions set forth in Section 8 of the Asset

Purchase Agreement as if expressly included herein.


                           6.4      Company shall assign all of its rights and
obligations under this Note to any affiliate of Parent to whom it transfers all or substantially all of its assets or who is a successor by merger to Company, and such assignment or merger shall not require any consent of any holder of this Note. This Note and the rights hereunder are not transferable by the holder without the prior written consent of Company; provided that the holder may assign this Note to Stockholder without the prior written consent of Company, subject to Company's right of Set-off and recoupment, as set forth in Section 3 hereof.

                           6.5      Time is of the essence of this Note.  If
any provisions of this Note or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Note and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

                  IN WITNESS WHEREOF, Company has executed this Note as of the day and year first above written.

                                       GENESIS DIRECT THIRTY-FOUR, LLC

                                       By:_/s/____________________________
                                                Name:
                                                Title:

[SEAL]

Attest:

_/s/__________________________________